                                                                EXHIBIT 10.109

                      RELEASE OF COLLATERAL, TERMINATION
                         AND CASH COLLATERAL AGREEMENT

  This RELEASE OF COLLATERAL, TERMINATION AND CASH COLLATERAL AGREEMENT dated as of September 24, 1997 (this "Agreement") by and among RAMSAY HEALTH CARE, INC. (the "Company"), a Delaware corporation, GREENBRIER HOSPITAL, INC. ("Greenbrier"), a Louisiana corporation, HOUMA PSYCHIATRIC HOSPITAL, INC. ("Houma"), a Louisiana corporation, HSA OF OKLAHOMA, INC. ("HSA"), an Oklahoma corporation, CAROLINA TREATMENT CENTER, INC. ("Carolina"), a South Carolina corporation, GULF COAST TREATMENT CENTER, INC. ("Gulf Coast"), a Florida corporation, and ATLANTIC TREATMENT CENTER, INC. ("Atlantic"), a Florida corporation, as Borrowers (collectively, the "Borrowers"), GREAT PLAINS HOSPITAL, INC., a Missouri corporation, and THE HAVEN HOSPITAL, INC., a Delaware corporation (collectively, the "Original Guarantors") and the entities listed on Schedule A hereto as Guarantors (collectively, the "Guarantors" and with the Original Guarantors, the Company and the Borrowers, the "Obligors"), SOCIETE GENERALE, a French banking corporation acting by and through its New York Branch, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, and HIBERNIA NATIONAL BANK, a national banking association, as Lenders (collectively, the "Lenders"), and SOCIETE GENERALE, as the issuer of the Letters of Credit described in the Credit Agreement (in such capacity, the "Issuing Bank") and as agent for the Lenders (in such capacity, the "Agent") as provided in the Credit Agreement (as defined below). Capitalized terms used and not defined herein have the meaning given to them in the Credit Agreement.

                             W I T N E S S E T H:
                             -------------------

  WHEREAS, the Borrowers, the Original Guarantors, the Lenders, the Agent, and the Issuing Bank are parties to a Credit Agreement dated as of May 15, 1993, as amended by a Consent and Amendment dated as of April 12, 1995, a Second Amendment dated as of September 15, 1995, a Third Amendment dated as of August 15, 1996, a Waiver to Credit Agreement dated as of September 30, 1996 (as amended, the "Waiver"), a Fourth Amendment to Credit Agreement, First Amendment to Waiver, Consent to Merger and Extension Agreement dated as of May 15, 1997 (as amended, the "Fourth Amendment") and a Fifth Amendment to Credit Agreement, Amendment to Fourth Amendment and Amendment to Waiver dated as of June 4, 1997 (the "Fifth Amendment")(as amended, supplemented and modified from time to time, the "Credit Agreement");

  WHEREAS, pursuant to the terms of the Credit Agreement, the Issuing Bank has issued, and has outstanding, a Letter of Credit for the account of each of Carolina, Gulf Coast and Greenbrier (collectively, the "Existing Letters of Credit") as follows:

             Account    Letter of Credit  Principal    Interest
L.C. No.      Party          Amount       Component    Component
----------  ----------  ----------------  ----------  -----------

51917       Carolina       $4,191,666.67  $4,000,000  $191,666.67

51918       Gulf Coast     $3,555,833.33  $3,400,000  $155,833.33

51914       Greenbrier     $5,134,791.67  $4,900,000  $234,791.67


  WHEREAS, as of the date hereof, the aggregate Letter of Credit Amount equals $12,882,291.67 (the "Letter of Credit Amount");

  WHEREAS, in accordance with the terms of the Fourth Amendment, on or about September 2, 1997, the Houma Trustee drew on the Letter of Credit issued for the account of Houma, such Letter of Credit was terminated and the Houma Term Note (as such term is defined in the Fourth Amendment) was executed by Houma and delivered to the Agent;

  WHEREAS, $3,400,000 plus accrued interest thereon is outstanding under the Houma Term Note;

  WHEREAS, the Obligors have advised the Agent that they have obtained financing from another lender or group of lenders (the "New Lenders") and, as a condition to such financing, the Agent must release the Liens granted to it under the Security Documents and the Obligors must be released from certain of their obligations under the Credit Documents;

  WHEREAS, the Agent, the Issuing Bank and the Lenders have agreed, on the terms and conditions set forth herein, to terminate and release the Liens granted to them pursuant to the Security Documents and to release the Obligors from certain of their obligations under the Credit Documents; and

  WHEREAS, the Existing Letters of Credit will remain outstanding after the date hereof on the condition that they are cash collateralized in accordance with the terms of this Agreement.

  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

  1.  Conditions Precedent to Effectiveness of this Agreement.  As conditions
      -------------------------------------------------------
precedent to the effectiveness of this Agreement, the Agent shall have received the following:

        (a) This Agreement duly executed by each of the Obligors and the Lenders;

        (b) Cash Collateral (as defined below) in the amount of $12,882,291.67 deposited in the Cash Collateral Account (as defined below) and to be held in accordance with the terms of this Agreement;

        (c) Payment by wire transfer in immediately available funds of all amounts outstanding under the Houma Term Note, including accrued interest thereon;

        (d) Payment of all reasonable costs and expenses (including legal fees) of the Agent and the Issuing Bank incurred prior to the date of this Agreement in connection with the administration of the Credit Documents, preservation of the rights of the Agent, the Lenders and the Issuing Bank thereunder and the preparation, execution and delivery of this Agreement;

        (e) Evidence satisfactory to it that (i) a notice of optional redemption of the Greenbrier Bonds on November 3, 1997 has been sent to the Greenbrier Trustee, (ii) a notice of optional redemption of the Gulf Coast Bonds on November 3, 1997 has been sent to the Gulf Coast Trustee, and (iii) a notice of optional redemption of the Carolina Bonds on December 1, 1997 has been sent to the Carolina Trustee;

        (f) Financing statements (Form UCC-1), duly executed and in appropriate form to be filed under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable to perfect and protect the Liens and security interests created hereby, describing the Collateral in the exact manner set forth in the form of UCC-1 financing statements attached hereto as Exhibit A; and

        (g) An opinion of Haythe & Curley, New York, New York, counsel to the Obligors, in form and substance satisfactory to the Agent, addressed to the Agent, the Issuing Bank and each of the Lenders and covering such matters as the Agent may require.

  2.  Termination of Security Documents; Release of Liens and Release of Certain
      --------------------------------------------------------------------------
of the Obligors' Obligations Under the Credit Documents.  Subject to the
-------------------------------------------------------
satisfaction of the conditions precedent in Section 1:

        (a) The Agent, the Lenders, and the Issuing Bank hereby release the Obligors from their obligations under, and terminate the Guarantees executed by the Guarantors from time to time (other than the Guarantee made by Paul J. Ramsay and Paul Ramsay Holdings Pty. Ltd (the "Ramsay Guarantors") in favor of the Agent, dated as of June 4, 1997 (the "Ramsay Guarantee")), the Mortgages, the Security Agreements, the Stock Pledge Agreement, each other Credit Document and any other instruments or agreements delivered to the Agent or any Lender from time to time (other than the Credit Agreement and each of the Credit Documents set forth in the first WHEREAS clause hereof) including, without limitation, the Guarantor Security Agreement dated as of August 15, 1997 made by certain Subsidiaries of the Company and delivered to the Agent, the Security Agreement dated as of December 4, 1996 made by H.C. Partnership, HSA Hill Crest Corporation and H.C. Corporation and delivered to the Agent, the Mortgage dated as of December 4, 1996 from H.C. Partnership to the Agent, and the Stock Pledge Agreement of Subsidiaries of Ramsay Health Care, Inc. dated as of August 15, 1997 made by certain Subsidiaries of the Company and delivered to the Agent to secure the obligations of one or more of the Obligors under the Credit Agreement, the Notes or the Guarantees. Except as set forth in
Section 7, nothing herein shall be deemed to release or terminate the Ramsay Guarantee or the obligations of the Ramsay Guarantors under the Ramsay Guarantee to the Agent, the Issuing Bank and the Lenders.

        (b) The Agent, the Lenders, and the Issuing Bank hereby:

          (i) release the Obligors from their obligations under (A) Sections 2.03, 2.04, 2.05, 4.03, 4.04, 4.05, 5.01, 5.02, 5.03 and Article
        VII of the Credit Agreement; (B) Section 3(a), (c), (d), (g),
        (h), (i), (j) and (k) of the Waiver; (C) Section 8(a), (c) and
        (d) of the Fourth Amendment; and (D) Sections 4, 6 (a), (b) and
        (d) of the Fifth Amendment;

          (ii) agree that a breach by any of the Obligors of any of the representations or warranties set forth in Section 6.02 through and including Section 6.05 and Sections 6.07 through and including 6.28 of the Credit Agreement shall not constitute an Event of Default; and

          (iii) agree that the failure of any of the Obligors to comply with any of the terms or conditions set forth in subsections (c), (d)(as to covenants set forth in Article VII and not listed in subsection (c) of Section 8.01), (i), (j), (k) (1), (m), (n),
        (o), (p), (q) or (r) of Section 8.01 of the Credit Agreement shall not constitute an Event of Default.

        (c) Each and every Lien granted to the Agent, the Lenders and the Issuing Bank under the Security Documents (other than the Liens granted under this Agreement) shall be deemed terminated and all of the collateral granted to the Agent, the Lenders and the Issuing Bank under the Security Documents shall be deemed assigned, transferred and delivered to the appropriate Obligor, without recourse and without representation or warranty.

        (d) From time to time, upon reasonable request by the Obligors, the Agent and each of the Lenders shall, without further consideration other than reimbursement for any reasonable and necessary costs and expenses, execute, deliver and acknowledge all such further documents, agreements, certificates and instruments and do such further acts (together with all such acts regarding such further documents, "Further Acts") as the Obligors may reasonably require to more effectively evidence or effectuate the transactions contemplated by this Agreement, unless such requested Further Act (i) would expose the Agent, the Issuing Bank or the Lenders or any of their respective officers, directors, employees, affiliates, representatives and agents to personal liability, (ii) would be contrary to applicable law or (iii) adversely affect, in the Agent's discretion, the ability of the Obligors to repay the Obligations (as defined below).

  3.  Obligor's Repayment Obligation.  Subject to Section 8 hereof, whether or
      ------------------------------
not there shall have been a drawing under any of the Existing Letters of Credit, the Obligors agree that they shall remain jointly and severally obligated to the Issuing Bank, the Agent and the Lenders for all amounts due pursuant to this Agreement, the Credit Agreement, the Waiver and the Fourth Amendment (as amended and restated pursuant to Section 1(c) of the Fifth Amendment) with respect to the Existing Letters of Credit.

  4.  Pledge and Grant of Security Interest.  As collateral security for the
      -------------------------------------
Obligations, each Obligor hereby pledges and assigns to the Agent, for the benefit of the Issuing Bank and the Lenders, a continuing possessory lien and enforceable perfected security interest in all of such Obligor's right, title and interest in and to the Cash Collateral Account (as hereinafter defined) together with all deposits made from time to time therein and all investments from time to time therein (including, without limitation, Two Yankee Certificates of Deposit in the name of the Company with maturities of November 3, 1997 and December 1, 1997, respectively) and all cash and non-cash proceeds thereof, from the date of the establishment of the Cash Collateral Account until the termination thereof pursuant to the terms hereof, and related investments (including cash and non-cash proceeds thereof)(collectively, the "Collateral"). As used herein, "Obligations" means (i) all obligations of the Obligors with respect to the Existing Letters of Credit (including, without limitation, the Obligors' reimbursement obligations under this Agreement and the Credit Agreement and the continuing obligation of the Obligors to pay the fees owing pursuant to the Waiver, the Fourth Amendment and the Credit Agreement); (ii) any and all sums incurred or advanced by the Issuing Bank, the Agent and the Lenders (A) in connection with the negotiation, preparation, execution and delivery of any Credit Document, including, without limitation, this Agreement, and any documents related thereto and (B) to collect or enforce any obligations, or liabilities of the Obligors referred to in clause (i) above, including but not limited to the reasonable expense of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Issuing Bank, the Agent and the Lenders of their rights hereunder or under the Credit Agreement, any other Credit Document or applicable law, together with reasonable attorneys' fees and court costs; and (iii) any amount owed by the Obligors under Section 13 of this Agreement.

  5.  Establishment of Cash Collateral Account.  The Agent will establish an
      ----------------------------------------
account in the name of the Company for purposes of this Agreement (the "Cash Collateral Account"). On the date hereof, the Company shall deposit or cause to be deposited in the Cash Collateral Account out of the proceeds of the advances being made by the New Lenders an amount equal to the Letter of Credit Amount
($12,882,291.67)(the "Cash Collateral").   Subject to the provisions of this
Agreement, the Cash Collateral Account shall be under the sole dominion and control of the Agent and the Agent shall have the sole right to make withdrawals from the Cash Collateral Account to repay Obligations and during a continuance of an Event of Default to exercise all rights with respect to the Collateral from time to time therein. All Collateral delivered to, or held by, or on behalf of, and not released by, the Agent pursuant to the terms hereof shall be held in the Cash Collateral Account in accordance with the provisions hereof.

  6.  Investment of Funds Deposited in the Cash Collateral Account.  So long as
      ------------------------------------------------------------
any amounts remain in the Cash Collateral Account and so long as the Agent, the Issuing Bank and the Lenders are not owed any amounts with respect to the Existing Letters of Credit, the Agent shall invest the funds on deposit in the Cash Collateral Account in (x) Two Yankee Certificates of Deposit in the name of the Company with maturities of November 3, 1997 and December 1, 1997, respectively or (y) such other investments in Cash Equivalents as may be requested by the Obligors and are acceptable to the Agent in its sole
discretion.   All investments made pursuant to this Section 6 (and any
instruments evidencing same), and all proceeds thereof, shall be held in the
Cash Collateral Account as part of the Collateral.   Any such investments shall
be made in the name of the Company.   Any risk of loss in respect of investments
made pursuant to this Section 6 shall be the responsibility of the Obligors.

7.  Withdrawals From the Cash Collateral Account; Termination of Ramsay
    -------------------------------------------------------------------
Guarantee and Credit Agreement.
------------------------------

        (a) Collateral may not be withdrawn by any of the Obligors from the Cash Collateral Account. The Agent shall be under no obligation to turn over any of the Collateral to any Obligor unless and until each of the Existing Letters of Credit is no longer outstanding and the Agent has received in full and in immediately available funds all amounts drawn under the Existing Letters of Credit and all outstanding fees (subject to Section 7(b)), costs and expenses (including reasonable attorneys' fees) relating thereto owing by the Obligors to the Lenders through the first date that all Existing Letters of Credit are no longer outstanding (the "Final Payment"). Upon the Final Payment (but no later than three Business Days thereafter), (i) the Agent agrees to repay to the Company all amounts, if any, that remain in the Cash Collateral Account and (ii) the Credit Agreement, each of the Credit Documents set forth in the first WHEREAS clause hereof and the Ramsay Guarantee shall be deemed terminated and all of the Obligors and each of the Ramsay Guarantors shall be deemed released from their respective obligations under the Credit Agreement and the Ramsay Guarantee, respectively, other than obligations which by their express terms survive the termination of such agreements.

        (b) So long as the Obligors shall have complied with all of the terms and conditions hereof, including, without limitation, Section 10(c), and no Event of Default shall have occurred and be continuing, the Agent shall not apply amounts in the Cash Collateral Account for the payment of Letter of Credit fees payable by the Obligors from and after November 15, 1997 (hereinafter referred to as the "Conditional Fee Waiver"). The Conditional Fee Waiver shall be of no force and effect if at any time prior to the Final Payment any of the Obligors shall not have complied with the terms and conditions hereof, including, without limitation, Section 10(c), or an Event of Default shall have occurred and be continuing. The Conditional Fee Waiver is limited to the terms of the first sentence of this Section 7(b) and shall not be deemed to create any obligations for the Agent or limit the rights of the Agent, the Issuing Bank and each of the Lenders under this Agreement, the Credit Agreement, the Ramsay Guarantee, any other Credit Document or under applicable law.

  8.  Drawings Under the Existing Letters of Credit.   Upon a drawing under any
      ---------------------------------------------
of the Existing Letters of Credit, the Agent shall without notice, demand or any other action of any type, immediately apply amounts in the Cash Collateral Account to repay the Issuing Bank, the Agent and the Lenders for the amount of such drawing and for any interest, fees (subject to Section 7(b)), expenses or any other amount otherwise owing by the Obligors to the Issuing Bank, the Agent and the Lenders in connection with such Existing Letter of Credit in accordance with the provisions of any of the Credit Documents, including, without limitation, the Credit Agreement, the Waiver and the Fourth Amendment.

  9.  Representations and Warranties.  Each of the Obligors hereby represents
      ------------------------------
and warrants as of the date hereof that:

        (a) The representations and warranties in the Credit Agreement (other than those set forth in Section 6.02 through and including 6.05 and Sections
6.07 through and including 6.28), are true and correct on and as of the date of execution and delivery by the Obligors of this Agreement, except to the extent that such representations and warranties expressly relate to an earlier date. After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing on the date of execution and delivery by the Obligors of this Agreement.

        (b) This Agreement has been duly authorized by all requisite action on behalf of the Obligors and constitutes the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.

        (c) The Obligors have obtained all consents and approvals necessary to their execution and delivery of this Agreement.

        (d) The aggregate Letter of Credit Amount is $12,882,291.67. The Obligors have no setoff, counterclaim, claim or defense against the Agent, the Issuing Bank or the Lenders with respect to the Obligors' obligations under the Credit Agreement or any other Credit Document.

        (e) The provisions of this Agreement are effective to create in favor of the Agent for the benefit of the Issuing Bank and each of the Lenders a legal, valid and enforceable Lien in the Collateral and the Liens granted herein shall constitute perfected Liens and shall at all times be the first and only Liens on the Collateral.

        (f) Each of the Obligors is and, after giving effect to this Agreement, will be solvent (which for purposes of this Agreement shall mean the total fair market value of its properties exceeds the total amount of its debts as they mature) and will not have unreasonably small capital to conduct its business.

  10.  Obligors' Agreements.  In consideration of the Lenders' release of their
       --------------------
Liens (other than the Liens created hereby) and the Lenders' agreement to terminate the Guarantees (other than the Ramsay Guarantee) Security Documents and the provisions of the Credit Documents specified in Section 2(b), the Obligors agree as follows:

        (a) They shall comply with all of the terms and conditions of this Agreement, the Credit Agreement and each other Credit Document (all as modified by this Agreement).

        (b) They shall jointly and severally pay all reasonable costs and expenses (including attorneys' fees) of the Agent and the Issuing Bank incurred in connection with this Agreement, the Credit Agreement or any other Credit Document.

        (c) They shall cause each of the Greenbrier Bonds and the Gulf Coast Bonds to be redeemed, in whole, on November 3, 1997 and the Carolina Bonds on December 1, 1997, and immediately following such redemptions with the proceeds of draws on the respective Existing Letters of Credit, the Greenbrier Letter of Credit, the Gulf Coast Letter of Credit and the Carolina Letter of Credit shall be terminated.

        (d) They will comply with all of their repurchase covenants and agreements under the Bond Documents and not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest in the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any Collateral except for the Liens created hereby or (iii) allow any judgment to be entered or allow any litigation, claim or governmental proceeding to exist if such judgment, pending litigation, claim or governmental proceeding could, in the aggregate, materially impair the ability of the Obligors to perform their obligations under this Agreement or the Agent's ability to enforce the Obligations or realize upon the Collateral.

        (e) They will not consent to or enter into any amendment or modification of or supplement to the Bond Documents.

        (f) They will, at any time and from time to time, at their expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Agent may reasonably request to perfect and protect the security interest purported to be created hereby or otherwise to enable the Agent to exercise and enforce its rights and remedies hereunder within three Business Days after any such request by the Agent or such earlier date as may be required by law or necessary to preserve or protect the Liens in the Collateral granted pursuant to this Agreement.

  11.  Events of Default; Remedies.
       ---------------------------

        (a) The failure of any Obligor to perform or comply with any covenant, agreement or other provision of this Agreement, including, without limitation, the Obligors' agreements set forth in Section 10, shall constitute an Event of Default under the Credit Agreement.

        (b) Upon the occurrence and during the continuance of an Event of Default, the Agent may (i) exercise all of its rights and remedies under the Credit Agreement, as amended hereby, including, without limitation, sending a notice to the Greenbrier Trustee, the Gulf Coast Trustee or the Carolina Trustee that such Event of Default has occurred and that the respective Existing Letter of Credit will terminate three Business Days after receipt of such notice; (ii) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code then in effect in the State of New York with respect to the Collateral; (iii) withdraw, without notice, demand or any other action of any type, any Collateral from the Cash Collateral Account for the purpose of repaying any Obligation; and (iv) without notice, except as specified below, sell or liquidate any or all of the non-cash Collateral in one or more parcels at any public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent in its sole discretion may deem commercially reasonable. The Obligors agree that, to the extent notice of sale shall be required by law, at least ten days' notice to the Obligors of the time and place of any public sale or the time after which any private sale or other disposition is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time (by announcement, in the case of any public sale, at the time and place fixed therefor), and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (c) Whether or not an Event of Default has occurred, if the Collateral is insufficient to pay all amounts to which the Agent, the Issuing Bank and the Lenders are entitled, the Obligors shall be liable for the deficiency, together with interest thereon and subject to Section 8 hereof shall forthwith pay to the Agent such amounts in immediately available funds.

  12.  Responsibility of the Agent.  Other than the exercise of reasonable care
       ---------------------------
to assure the safe custody of the Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property. Without limiting the generality of the foregoing, neither the Agent nor any of its directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any Cash Collateral or for any losses incurred by reason of any investments made by the Agent pursuant to Section 6 hereof and (ii) for any action taken or omitted to be taken by the Agent (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Agent hereunder or (y) in accordance with any instructions or other notice which the Agent believes in good faith to be properly given by the Obligors hereunder. It is expressly understood and agreed that the obligations of the Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

  13.  Indemnity.  The Obligors, jointly and severally, agree to indemnify and
       ---------
hold harmless the Agent, the Issuing Bank and the Lenders and their respective officers, directors, employees, affiliates, representatives and agents (collectively, the "Indemnified Parties") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature (the "Indemnified Liabilities"), and to reimburse all such persons for all costs and expenses, including reasonable attorneys' fees (the "Indemnified Costs"), growing out of or resulting from this Agreement, the Credit Agreement or any of the other Credit Documents or the exercise by the Agent, the Issuing Bank or the Lenders of any right or remedy granted to them hereunder or thereunder. The Obligors shall not be required to indemnify any Indemnified Party in respect of Indemnified Liabilities or Indemnified Costs arising solely by reason of the gross negligence or willful misconduct of such Indemnified Party. In no event shall any Indemnified Party be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement or the Credit Agreement other than to account for monies actually received by it in accordance with the terms hereof and other than as expressly specified in this Agreement.

  14.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
       -------------
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE FOREGOING CHOICE OF LAW IS MADE PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

  15.  Miscellaneous.  This Agreement shall be binding upon the successors and
       -------------
assigns of each Obligor and shall inure to the benefit of and be enforceable by the Agent, the Issuing Bank and the Lenders and their respective successors and assigns and each of the Guarantors. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. This Agreement shall become effective on the date on which each of the parties hereto shall have executed and delivered to the Agent (including by way of telecopier) a counterpart hereof (whether the same or different counterparts). In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. This Agreement shall be deemed a "Credit Document" as defined in the Credit Agreement. This Agreement is a complete memorandum of the Agreement of the Obligors, the Agent, the Issuing Bank and the Lenders and supersedes all prior discussions and drafts relating to the subject matter hereof.

  16.  JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY
       ----------
WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

  17.  Waiver; Amendment.  None of the terms and conditions of this Agreement
       -----------------
may be changed, waived, modified or varied in any manner whatsoever unless in writing duly executed by each of the Obligors, the Agent, the Issuing Bank and each of the Lenders.

  18.  Release.  Each of the Obligors hereby releases, remixes, acquits and
       -------
forever discharges the Issuing Bank, the Agent and the Lenders and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Credit Agreement or any of the Credit Documents (all of the foregoing hereinafter called the "Released Matters"). The Obligors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Obligors represent and warrant to the Released Parties that none of them has purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters.

  19.  Effect on Credit Documents.  The execution, delivery and effectiveness of
       --------------------------
this Agreement shall not, except as expressly provided herein, amend, waive or modify any of the terms and provisions of the Credit Agreement, the Ramsay Guarantee and the other Credit Documents not terminated hereby and each such Credit Document and, subject to Section 7, the terms thereof, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

  IN WITNESS WHEREOF, the Obligors, the Agent, the Issuing Bank and the Lenders have caused this Agreement to be executed by their elected officers duly authorized as of the date first above written.

RAMSAY HEALTH CARE, INC.,              CAROLINA TREATMENT CENTER, INC.,
a Delaware corporation                 a South Carolina corporation


By:___________________________         By:___________________________
   Name:                                  Name:
   Title:                                 Title:


ARIZONA PSYCHIATRIC AFFILIATES, INC.,  FLORIDA PSYCHIATRIC ASSOCIATES, INC.,
a Delaware corporation                 a Florida corporation


By:___________________________         By:___________________________
   Name:                                  Name:
   Title:                                 Title:


ATLANTIC TREATMENT CENTER, INC.,       FLORIDA PSYCHIATRIC MANAGEMENT, INC.,
a Florida corporation                  a Florida corporation


By:___________________________         By:___________________________
   Name:                                  Name:
   Title:                                 Title:


BETHANY PSYCHIATRIC HOSPITAL, INC.,    FPM BEHAVIORAL HEALTH, INC.,
an Oklahoma corporation                a Delaware corporation


By:___________________________         By:___________________________
   Name:                                  Name:
   Title:                                 Title:

FPMBH CLINICAL SERVICES, INC.,        FPM OF LOUISIANA, INC.,
a Delaware corporation                a Delaware corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


FPMBH OF ARIZONA, INC.,               FPM OF OHIO, INC.,
a Delaware corporation                a Delaware corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


FPMBH OF TEXAS, INC.,                 FPM OF WEST VIRGINIA, INC.,
a Delaware corporation                a Delaware corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


FPM/HAWAII, INC.,                     FPM/SOUTHEAST, INC.,
a Delaware corporation                a Delaware corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


FPM MANAGEMENT, INC.,                 GREAT PLAINS HOSPITAL, INC.,
a Florida corporation                 a Missouri corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:

GREENBRIER HOSPITAL, INC.,            HOUMA PSYCHIATRIC HOSPITAL, INC.,
a Louisiana corporation               a Louisiana corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


GULF COAST TREATMENT CENTER, INC.,    HSA HILL CREST CORPORATION,
a Florida corporation                 an Alabama corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


H.C. CORPORATION,                     HSA LYNNHAVEN, INC.,
an Alabama corporation                a Florida corporation


By:___________________________        By:___________________________
   Name:                                 Name:
   Title:                                Title:


H.C. PARTNERSHIP, a general           HSA OF OKLAHOMA, INC.,
partnership organized and existing    an Oklahoma corporation
under the laws of Alabama

                                      By:___________________________
By:  H.C. Corporation,                   Name:
  its General Partner                    Title:

By:___________________________
   Name:                              INTEGRATED BEHAVORIAL SERVICES, INC.,
   Title:                             a Delaware corporation


HEALTH GROUP OF LAS CRUCES, INC.,     By:___________________________
a Tennessee corporation                  Name:
                                         Title:

By:___________________________
   Name:
   Title:

MANHATTAN PSYCHIATRIC HOSPITAL, INC.,  RAMSAY MANAGEMENT SERVICES OF WEST
a Kansas corporation                   VIRGINIA, INC.,
                                       a West Virginia corporation

By:___________________________
   Name:                               By:___________________________
   Title:                                 Name:
                                          Title:

PSYCHOPTIONS, INC.,
a Delaware corporation                 RAMSAY NEVADA, INC.,
                                       a Delaware corporation

By:___________________________
   Name:                               By:___________________________
   Title:                                 Name:
                                          Title:

RAMSAY CHICAGO, INC.,
a Delaware corporation                 RAMSAY NEW ORLEANS, INC.,
                                       a Delaware corporation

By:___________________________
   Name:                               By:___________________________
   Title:                                 Name:
                                          Title:

RAMSAY LOUISIANA, INC.,
a Delaware corporation                 RAMSAY NURSING HOME SERVICES, INC.,
                                       a Delaware corporation

By:___________________________
   Name:                               By:___________________________
   Title:                                 Name:
                                          Title:

RAMSAY MANAGED CARE, INC.,
a Delaware corporation                 RAMSAY RESEARCH AND EDUCATION
                                       INSTITUTE, INC.,
                                       a Delaware corporation
By:___________________________
   Name:
   Title:                              By:___________________________
                                          Name:
                                          Title:

RHCI CONCORD, INC.,
a Delaware corporation


By:___________________________
   Name:
   Title:


RHCI SAN ANTONIO, INC.,
a Delaware corporation


By:___________________________
   Name:
   Title:


THE HAVEN HOSPITAL, INC.,
a Delaware corporation


By:___________________________
   Name:
   Title:

LENDERS:
--------


SOCIETE GENERALE, NEW YORK BRANCH,
as Lender, Issuing Bank and Agent


By:___________________________
   Name:
   Title:


FIRST UNION BANK OF NORTH CAROLINA,
as Lender


By:___________________________
   Name:
   Title:


HIBERNIA NATIONAL BANK,
as Lender


By:___________________________
   Name:
   Title:

                                                            SCHEDULE A


ARIZONA PSYCHIATRIC AFFILIATES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
FLORIDA PSYCHIATRIC ASSOCIATES, INC.
FLORIDA PSYCHIATRIC MANAGEMENT, INC.
FPM BEHAVIORAL HEALTH, INC.
FPMBH CLINICAL SERVICES, INC.
FPMBH OF ARIZONA, INC.
FPMBH OF TEXAS, INC.
FPM/HAWAII, INC.
FPM MANAGEMENT, INC.
FPM OF LOUISIANA, INC.
FPM OF OHIO, INC.
FPM OF WEST VIRGINIA, INC.
FPM/SOUTHEAST, INC.
H.C. CORPORATION
H.C. PARTNERSHIP
HEALTH GROUP OF LAS CRUCES, INC.
HSA HILL CREST CORPORATION
HSA LYNNHAVEN, INC.
INTEGRATED BEHAVORIAL SERVICES, INC.
MANHATTAN PSYCHIATRIC HOSPITAL, INC.
PSYCHOPTIONS, INC.
RAMSAY CHICAGO, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY MANAGEMENT SERVICES OF WEST VIRGINIA, INC.
RAMSAY NEVADA, INC.
RAMSAY NEW ORLEANS, INC.
RAMSAY NURSING HOME SERVICES, INC.
RAMSAY RESEARCH AND EDUCATION INSTITUTE, INC.
RHCI CONCORD, INC.
RHCI SAN ANTONIO, INC.